UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     November 26, 2002
                                                --------------------------------

Morgan Stanley ABS Capital I Inc. (as depositor under the Pooling and Servicing Agreement, dated as of November 1, 2002, relating to the Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC6)
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Delaware                     333-65702-06                      13-3939229
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)


1585 Broadway, New York, New York                                 10036
--------------------------------------------------------------------------------
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code      (212) 296-7000
                                                  ------------------------------


                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------

            Attached as Exhibit 4 is the Pooling and Servicing Agreement (as defined below) for Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC6. On November 26, 2002, Morgan Stanley ABS Capital I Inc. (the "Company") caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of November 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party, of Morgan Stanley ABS Capital I Inc. Trust Mortgage Pass-Through Certificates, Series 2002-NC6 (the "Certificates"), issued in ten classes. The Class A-2, Class A-3, Class M-1, Class M-2, Class B-1 and
Class B-2 Certificates, with an aggregate scheduled principal balance as of November 1, 2002 of $428,391,000, were sold to Morgan Stanley & Co. Incorporated ("MS&Co."), Utendahl Capital Partners, L.P. ("Utendahl") and The Williams Capital Group, L.P. (collectively with MS&Co. and Utendahl, the "Underwriters"), pursuant to an Underwriting Agreement dated as of November 22, 2002 by and among the Company and the Underwriters.

            Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
            ------------------------------------------------------------------

(c)   Exhibits

Exhibit 4 Pooling and Servicing Agreement, dated as of November 1, 2002, by and among the Company, as depositor, Ocwen Federal Bank FSB, as servicer, Deutsche Bank National Trust Company, as trustee, and NC Capital Corporation, as responsible party.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  December 11, 2002                  MORGAN STANLEY ABS CAPITAL I INC.




                                          By: /s/ Cecilia Tarrant
                                             -----------------------------------
                                              Name:  Cecilia Tarrant
                                              Title: Vice President

                                             INDEX TO EXHIBITS

Item  601(a)  of
Regulation  S-K
Exhibit No.                     Description                                Page
-----------                     -----------                                ----
4                               Pooling and Servicing Agreement,             6
                                dated as of November 1, 2002, by
                                and among the Company, as
                                depositor, Ocwen Federal Bank
                                FSB, as servicer, Deutsche Bank
                                National Trust Company, as
                                trustee, and NC Capital
                                Corporation, as responsible
                                party.